Lineage Business Update NAREIT REITweek 2025 June 2, 2025

Disclaimer 2 Forward-Looking Statements. Certain statements contained in this Presentation, other than historical facts, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Lineage operates, and beliefs of, and assumptions made by, the Company and involve uncertainties that could significantly affect Lineage’s financial results. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “measures,” “poised,” “focus,” “seek,” “objective,” “goal,” “vision,” “drive,” “opportunity,” “target,” “strategy,” “expect,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “tomorrow,” “long-term,” “should,” “could,” “would,” “might,” “help,” “aimed”, or other similar words. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Presentation. Such statements include, but are not limited to statements about Lineage’s plans, strategies, initiatives, and prospects and statements about its future results of operations, capital expenditures and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: general business and economic conditions; the impact of tariffs and global trade disruptions on us and our customers; continued volatility and uncertainty in the credit markets and broader financial markets, including potential fluctuations in the Consumer Price Index and changes in foreign currency exchange rates; other risks inherent in the real estate business, including customer defaults, potential liability relating to environmental matters, illiquidity of real estate investments, and potential damages from natural disasters; the availability of suitable acquisitions and our ability to acquire those properties or businesses on favorable terms; our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate, integrate and manage diversifying acquisitions or investments; our ability to meet budgeted or stabilized returns on our development and expansion projects within expected time frames, or at all; our ability to manage our expanded operations, including expansion into new markets or business lines; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent and future acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; our ability to renew significant customer contracts; the impact of supply chain disruptions, including the impact on labor availability, raw material availability, manufacturing and food production and transportation; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; changes in political conditions, geopolitical turmoil, political instability, civil disturbances, restrictive governmental actions or nationalization in the countries in which we operate; the degree and nature of our competition; our failure to generate sufficient cash flows to service our outstanding indebtedness; our ability to access debt and equity capital markets; continued increases and volatility in interest rates; increased power, labor or construction costs; changes in consumer demand or preferences for products we store in our warehouses; decreased storage rates or increased vacancy rates; labor shortages or our inability to attract and retain talent; changes in, or the failure or inability to comply with, government regulation; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes; our failure to maintain our status as a real estate investment trust for U.S. federal income tax purposes; changes in local, state, federal and international laws and regulations, including related to taxation, tariffs, real estate and zoning laws, and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us, and any other risks discussed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024. Should one of more of the risks or uncertainties described above occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Forward-looking statements in this Presentation speak only as of the date of this Presentation, and undue reliance should not be placed on such statements. We undertake no obligation to, nor do we intend to, update, or otherwise revise, any such statements that may become untrue because of subsequent events. While the forward-looking statements are considered reasonable by the Company, they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and cannot be predicted with accuracy and may not be realized. There can be no assurance that the forward-looking statements can or will be attained or maintained. Actual operating results may vary materially from the forward-looking statements included in this Presentation. The forward-looking statements included in this Presentation have been included for purposes of illustration only, and no assurance can be given that the actual results will correspond with the results contemplated in the forward-looking statements. Market Data. We use market data throughout this Presentation that has generally been obtained from external, independent, and publicly available information and industry publications. None of Lineage, its affiliates, advisers, or representatives have verified such independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives make any representations as to the accuracy or completeness of that data or to update such data after the date of this presentation. Such data involves risk and uncertainties and are subject to change based on various factors. Capacity and market share data provided by the Global Cold Chain Alliance, or GCCA, reflects capacity of companies that report to GCCA. North American GCCA data includes GCCA’s estimate of capacity owned and operated by U.S. customers themselves based on data from U.S. Department of Agriculture surveys. Global GCCA data also reflects GCCA’s estimate of capacity of companies that do not report to GCCA. Non-GAAP Measures. This Presentation includes certain financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Such non-GAAP financial measures should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on Lineage’s statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. You should be aware that Lineage’s presentation of these and other non-GAAP financial measures in this Presentation may not be comparable to similarly-titled measures used by other companies. We caution investors not to place undue reliance on such non‐GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation. These non‐GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Lineage believes that in addition to using GAAP results, non- GAAP financial measures can provide meaningful insight in evaluating the Lineage's financial performance and the effectiveness of its business strategies. We are not able to provide forward-looking guidance for certain financial data that would make a reconciliation from the most comparable GAAP measure to non-GAAP financial measure for forward-looking Adjusted EBITDA and Adjusted FFO per share possible without unreasonable effort. This is due to unpredictable nature of relevant reconciling items from factors such as acquisitions, divestitures, impairments, natural disaster events, restructurings, debt issuances that have not yet occurred, or other events that are out of our control and cannot be forecasted. The impact of such adjustments could be significant.

Reaffirming 2025 Guidance

2025 Guidance	Range	YoY Growth
Adjusted EBITDA ($M)	$1,350 - $1,400	+ 2% - 5%
AFFO per share	$3.40 - $3.60	+ 3% - 9%

Note: Guidance excludes the impact of unannounced future acquisitions or developments

NAREIT REITweek – June 2, 2025 – Business Update Summary

- Q2 performance to date is on track with our expectations; new business pipeline has continued to strengthen over the past month
- Pricing outlook remains stable with ~77% of annually negotiated warehousing contracts already addressed through May
- Normal seasonal inventory patterns are supportive of an improved second half
- Lineage's scale and differentiated service offering in large metro markets creates a distinct competitive advantage
- We are utilizing a number of tools and initiatives to drive more efficient operations, helping deliver financial success in both the short and long term
- Our LinOS rollout feeding our growth flywheel in 2026 and beyond
- Landmark Tyson agreements closing on June 2nd, expect ~$100M EBITDA impact by 2030

Lineage

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4 Maintaining Price Stability The outlook for 2025 pricing is stable as the majority of warehousing business that is up for annual renegotiation has been addressed through May LINE – Revenue per Pallet History1 Contract Cadence $59.90 $65.39 $55 $65 $75 Q1 2021 Q2 Q3 Q4 2021 Q1 2022 Q2 Q3 Q4 2022 Q1 2023 Q2 Q3 Q4 2023 Q1 2024 Q2 Q3 Q4 2024 Q1 2025 Rent, Storage, and Blast Revenue per Physical Occupied Pallet +2.2% CAGR $26.45 $32.02 $20 $30 $40 Q1 2021 Q2 Q3 Q4 2021 Q1 2022 Q2 Q3 Q4 2022 Q1 2023 Q2 Q3 Q4 2023 Q1 2024 Q2 Q3 Q4 2024 Q1 2025 Services Revenue per Throughput Pallet +4.9% CAGR 2025 Pricing ~45% of LINE Global Warehousing Revenue is tied to contracted escalators, either fixed or inflationary Of the remaining ~55% of the warehousing business that is renegotiated on an annual basis, ~77% has been addressed as of the end of May 1. Revenue per pallet is shown for the LINE Total Global Warehouse segment.

Seasonal Inventory Patterns after Industry Destocking 1. Source: United States Department of Agriculture, National Agricultural Statistics Service: Monthly Cold Storage Report. https://usda.library.cornell.edu/concern/publications/pg15bd892. 2. “Typical seasonality” means the quarter-to-quarter changes reflected in the USDA quarterly average holdings from 2015 – 2019. 3. Hypothetical Utilization Under Typical Seasonality applies the observed q/q change in USDA quarterly average holdings from 2015 – 2019 to the LINE Global WH Physical Utilization of 77.3% in Q4 2021. 4. Cumulative Excess Inventory is calculated as the difference between LINE Global WH Physical Utilization and Hypothetical Utilization Under Typical Seasonality totaled from Q4 2021 to each respective period. In Q4 2021, Lineage Global WH physical utilization was 77.3%. Lineage inventory levels then began to increase in excess of the typical seasonality trends. In response to the COVID supply chain shocks, Lineage customers increased resiliency and built-up their inventory holdings. Beginning in Q3 2023, Lineage customers began to destock excess inventory looking for leaner, more rational supply chains overall. By the end of 2024, Lineage customers had unwound their excess inventory levels. Since Q3 2024, Lineage utilization trends have more closely followed what would be expected under typical seasonality. Lineage expects inventory and utilization levels to be higher in the second half of 2025 than the first half, in line with typical seasonality patterns. 77.3% (10)% (5)% 0% 5% 10% 70% 75% 80% 85% Q4 2021 Q1 2022 Q2 Q3 Q4 2022 Q1 2023 Q2 Q3 Q4 2023 Q1 2024 Q2 Q3 Q4 2024 Q1 2025 +11.6% 1 USDA Quarterly Average Holdings1 2015-2019 (lbs in 000s) q/q % Change Q1 9,548,193 (6)% Q2 9,282,175 (3)% Q3 10,054,863 +8% Q4 10,151,516 +1% Annually, cold storage inventory holdings have typically been higher in the second half of the year, due primarily to: • Produce and protein that is seasonally harvested in the summer and then held in cold storage • Inventory build up in preparation for the holiday season Charted at right is the actual physical utilization of the Lineage Global WH segment against the hypothetical utilization if following the typical seasonality patterns. Cumulative Excess Inventory (RHS)4 LINE Global WH Physical Utilization Hypothetical Utilization Under Typical Seasonality3 Lineage Warehouse Utilization vs Hypothetical Under Typical Seasonality2 2 3 1 2 3 5

Scale and Location Matter: A Chicagoland Snapshot

~4.3mm	~550k	13
Square Feet	Pallet Positions	Warehouses
>700	**20+**	**~1000**
Customers	Unique Service Offerings	Team Members

Differentiated Service Offerings

Blast Freezing
Four blast freezing capable facilities, ideal for food companies needing safe, high-quality storage and transport

Import/Export
With two import houses and five facilities capable of exporting to a wide array of countries, Lineage offers streamlined access to global markets

Boxing
Two facilities with boxing for proteins post-blast freezing that also have export capability completing a total suite of protein export services

Freight Forwarding
Efficiency that saves dollars and headaches. Export and import full container load cargo without the run

Rail
Three facilities with direct rail access, including a rail cross-dock, improve supply chain speed and reduce shipping costs

Drayage
Import and export products supported by our fleet connecting domestic warehouses and ocean transportation networks

Automated Warehousing
Next-generation technology, applied sciences and innovative thinking deliver greater efficiency and future-ready supply chain solutions for our partners

Multi-temp
Storing various products with different temperature needs at one location, improving efficiency and reducing costs

Velocities Multivendor LTL Consolidation
We handle the multiple requirements of retailers' full network of customers to help keep things simple

Unmatched scale in one of the most important food distribution markets.



Harvard
Woodstock
McHenry
Waukegan
Loves Park
Rockford
Belvidere
Cherry Valley
Marengo
Crystal Lake
Arlington Heights
Evanston
Elgin
Schaumburg
Sycamore
DeKalb
St. Charles
Elmhurst
Wheaton
Chicago
Aurora
Naperville
Oswego
Orland Park
Plainfield
Gary
Joliet
Frankfort
Chicago Heights
Merrillville
Minooka
Crown Point
Morris
Peru
Oglesby
Lineage's scale and differentiated service offerings in large metro markets create a distinct competitive advantage

Lineage

As of December 31, 2024, unless noted otherwise.

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Success in 2025 and Beyond

CUSTOMER SUCCESS

New Business Wins
- Strong new business pipeline supporting occupancy opportunities
- Constant communication with customers to navigate turbulent macro environment

Regionalized Customer Service
- Improving customer service experience through managed scale, increased schedule availability, and maximizing responsiveness
- Shifting customer service operations from warehouse-only service to regional offering

WAREHOUSE PRODUCTIVITY

Daily Labor Planning
- Expand rollout of daily labor planning matching weekly inventory demand with labor requirements

Continuing Lean Rollout
- Lean operating principles remove waste from daily processes driving greater productivity and operational excellence
- ~15% of global facilities have achieved at least one Lean certification

Early LinOS Wins
- Piloting rollout of proprietary software in conventional warehouses
- Realizing double-digit productivity gains in conventional pilots

LEVERAGING SCALE

Procurement Enhancements
- Insurance – generated savings from insurance RFP
- Energy – continued benefits from load shifting and load sharing

Idling Facilities
- Consolidating customers in lower occupancy facilities
- Ability to grow NOI by retaining revenue while reducing costs
- 8 facilities idled globally so far with another 5-10 under consideration

Streamlining Admin
- Reducing supplementary spending on vendor service and travel
- Limiting headcount growth as current staff is scalable for today's portfolio

Lineage
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LinOS Rollout Feeds Our Growth Flywheel 8 UNDERWRITTEN IMPROVEMENT NEAR TERM HALO EFFECT LONG TERM HALO EFFECT Direct Labor Productivity Improvement Increased Revenue Capture Building Density Improvements Reduced Indirect Labor Need Lower Maintenance Expense Increased Energy Efficiency Reduced Hiring and Training Costs GIS Segment Growth Automated vs. Conventional Build Tradeoffs Upside to Future M&A Competitive Pricing Strategy Growing Market Share Stronger, better customer partnerships

Closing Landmark Agreements with Tyson Foods

Agreements Summary and Timeline

Acquisition and Warehousing Agreements[1]

- Agreement to acquire four assets (Pottsville, PA; Olathe, KS; Rochelle, IL; Tolleson, AZ) from Tyson Foods for $247M
- Agreement to design, build, and operate two next-generation, fully automated cold storage warehouses in major U.S. markets, which Tyson Foods will occupy as an anchor customer
- Tyson Foods also expected to occupy our newly developed Hazleton, PA warehouse as anchor customer

Second Quarter 2025

- Closing of agreements, launch of integration, and welcoming ~1,000 existing Tyson Foods employees
- Tyson Foods to begin storing product at Hazleton, PA warehouse

Second Half 2025: Expected Development Groundbreaking

- Lineage begins development on two greenfield warehouses

2027/2028 and Beyond: Operations Transition

- As the two greenfield developments commence operations, acquired warehouses transition to public refrigerated warehouses

Assets to be Acquired

1.4M	49M	160K	$247M
Square Feet	Cubic Feet	Pallet Positions	Purchase Price

Expected Greenfield Developments

~1M	80M	260K	$740M+	9-11%
Square Feet	Cubic Feet	Pallet Positions	Capex Spend	Expected Yield

Expected EBITDA Impact

~$100M

2030 Post-Greenfield Stabilization

1. The acquisition and warehousing agreements closing on June 2, 2025.

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C O N TA C T Thank you 10 Evan Barbosa VP, Investor Relations ir@onelineage.com